AGREEMENT AND PLAN OF MERGER

THIS AGREEMENTis made effective as of the 26th day of April, 2004.

AMONG:

MARK BRUK
( the "Principal Shareholder")

AND:

XTEN NETWORKS, INC.,
a Nevada corporation

("Xten")

AND:

THE UNDERSIGNED SHAREHOLDERS OF XTEN
AS LISTED ON SCHEDULE 3.4 ATTACHED HERETO

(the "Selling Shareholders")

AND:

BROAD SCOPE ENTERPRISES, INC.,
a Nevada corporation

("Broad Scope")

AND:

BROAD SCOPE ACQUISITION CORP.,
a Nevada corporation

(the "Subsidiary")

WHEREAS:

A. Broad Scope wishes to make an offer to acquire (the "Acquisition") all of the issued and outstanding shares of Xten from the Selling Shareholders in consideration of the issuance of shares of Broad Scope;

B. Broad Scope, Xten and the Selling Shareholders have agreed to effect the Acquisition by way of a merger whereby Xten will be merged with and into the Subsidiary with the Subsidiary as the surviving corporation (the "Merger");

C. The Boards of Directors of each of Xten, Broad Scope and the Subsidiary deem it desirable and in their respective best interests to complete the Merger on the terms and subject to the conditions of this Agreement;

D. The Boards of Directors of each of Xten, Broad Scope and the Subsidiary have approved and adopted this Agreement;

E. Broad Scope, as the sole shareholder of the Subsidiary, has approved the Merger; and

F. The Principal Shareholder is a director, officer and the principal shareholder of Xten and joins in the execution of this Agreement in order to provide certain representations, warranties and covenants to Broad Scope and the Subsidiary.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $10.00 paid by Broad Scope to each of the Principal Shareholder and to Xten, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1. DEFINITIONS

1.1 Definitions. The following terms have the respective meanings specified in this Article, unless the context indicates otherwise.

(a) "Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement;

(b) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended;

(c) "GAAP" shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

(d) "SEC" shall mean the Securities and Exchange Commission;

(e) "Securities Act" shall mean the United States Securities Act of 1933, as amended; and

(f) "Taxes" shall include federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the

Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments.

1.2 Schedules. The following schedules are attached to and form part of this Agreement:

Disclosure Schedule 2.2 - Certificate of Merger

Disclosure Schedule 2.10 - Certificate of Non-U.S. Shareholder and Certificate of U.S. Shareholder

Disclosure Schedule 3.4 - Xten Shareholders

Disclosure Schedule 3.10 - Financial Statements

Disclosure Schedule 3.16 - Employees and Consultants of Xten

Disclosure Schedule 7.1 - Private Placement Term Sheet

Disclosure Schedule 7.2 - Conversion of Xten Debt

1.3 Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

2. THE OFFER, PURCHASE AND THE MERGER

2.1 Offer and Purchase of Shares. Subject to the terms and conditions of this Agreement, the Selling Shareholders, including the Principal Shareholder, hereby covenant and agree to sell, assign and transfer to Broad Scope, and Broad Scope hereby covenants and agrees to purchase from the Selling Shareholders all of the Xten Shares held by the Selling Shareholders, with such purchase to be effected by Broad Scope and Xten completing the Merger.

2.2 The Merger. At the Effective Time (as defined in Section 2.4 below), Xten will be merged with and into the Subsidiary in accordance with this Agreement, the Certificate of Merger substantially in the form of Schedule 2.2 attached to this Agreement (the "Certificate of Merger"), and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the "Nevada Law"). Following the Merger, the Subsidiary will continue as the surviving corporation (the "Surviving Corporation") and the separate existence of Xten will cease, except insofar as it may be continued by Nevada Law.

2.3 Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, and provided that this Agreement has not been terminated pursuant to Section 9, the parties to this Agreement will hold a closing (the "Closing") for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will take place at the offices of the lawyers for Broad Scope or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for the Principal Shareholder, Xten and Broad Scope, provided such undertakings are satisfactory to each party's respective legal counsel. The date on which the Closing actually occurs is referred to as the "Closing Date." At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before April 30, 2004 unless such date is extended by the mutual agreement of the parties.

2.4 Effective Time of the Merger. The Merger will be effective (the "Effective Time") on or before April 30, 2004 or at the time of the filing of the Certificate of Merger with the Secretary of State of the State of Nevada, which certificate is to be filed as soon as practicable on or after the Closing Date.

2.5 Effect of the Merger. The Merger will have the effect set forth in Section 92A.250 of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Xten will vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of Xten will become the debts, liabilities and duties of the Surviving Corporation.

2.6 Certificate of Incorporation; Bylaws.

(a) The certificate of incorporation of the Subsidiary as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Certificate of Merger, and will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law. If requested by Xten, the Certificate of Merger will effect a name change of the Surviving Corporation to "Xten Networks Inc."

(b) At the Effective Time, the by-laws of the Subsidiary, as in effect immediately prior to the Effective Time, will be the by-laws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

2.7 Directors and Officers. The directors and officers of the Surviving Corporation after the Effective Time will be the following persons: Mark Bruk and Erik Lagerway. Broad Scope, as the sole shareholder of the Subsidiary, by approving the Merger has approved these individuals as the directors of the Surviving Corporation and will take any further action in order to ensure the proper appointment of such directors to the board of directors of the Surviving Corporation.

2.8 Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of Xten, the officers and directors, or the former officers and directors, as the case may be, of Broad Scope, the Subsidiary, Xten and the Surviving Corporation will take all such necessary action.

2.9 Merger Consideration. Each share of Xten common stock ("Xten Common Stock") issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.11) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into two shares of Broad Scope Common Stock (as defined in Section 5.3). All certificates representing the shares of Broad Scope Common Stock issued on effectiveness of the Merger will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the shares of Broad Scope Common Stock will be issued to the shareholders of Xten pursuant to exemptions or safe harbors from the registration requirements of the Securities Act:

For holders of Xten Common Stock resident in the United States:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D OF THE ACT OR PURSUANT TO THE SAFE HARBOR FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT".

For holders of Xten Common Stock resident outside the United States:

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

2.10 Stock Certificate Conversion Procedure. After the Effective Time, each holder of Xten Common Stock will be entitled to exchange his, her, or its certificate representing the Xten Common Stock ("Xten Stock Certificate") for a certificate representing the number of shares of

Broad Scope Common Stock into which the number of shares of Xten Common Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.9 of this Agreement. Each holder of Xten Common Stock may exchange his, her or its Xten Stock Certificate by delivering such Xten Stock Certificate to Broad Scope duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank) with appropriate instructions to allow the transfer agent to issue certificates for the Broad Scope Common Stock to the holder thereof together with: (I) a Regulation S Investment Letter (if such holder is resident outside of the United States), a copy of which is attached hereto in Disclosure Schedule 2.10, or (ii) a Regulation D Investment Letter (if such holder is resident in the United States), a copy of which is attached hereto in Disclosure Schedule 2.10. Until surrendered as contemplated by this Section 2.10, each Xten Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive Broad Scope Common Stock certificates representing the number of whole shares of Broad Scope Common Stock into which the shares of Xten Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed Xten Stock Certificates, Broad Scope will cause the issuance of the number of shares of Broad Scope Common Stock as converted pursuant to Section 2.9 of this Agreement.

2.11 Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, shares of Xten Common Stock (the "Dissenting Shares") that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Sections 92A.300 to 92A.500 of Nevada Law (the "Dissenting Stockholders") will not be converted into or be exchangeable for the right to receive Broad Scope Common Stock, unless and until such holders have failed to perfect or have effectively withdrawn or lost their rights to appraisal under Nevada Law. Xten will give Broad Scope (I) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Xten Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to Nevada Law and received by Xten relating to stockholders' rights of appraisal, and (ii) will keep Broad Scope informed of the status of all negotiations and proceedings with respect to demands for appraisal under Nevada Law. If any Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Xten Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive Broad Scope Common Stock pursuant to Section 2.9 of this Agreement.

2.12 No Further Ownership Rights in Xten Common Stock. The promise to exchange the Xten Common Stock for shares of Broad Scope Common Stock in accordance with the terms of this Agreement will be deemed to have been given in full satisfaction of all rights pertaining to the Xten Common Stock, and there will be no further registration of transfers on the stock transfer books of Xten of the shares of Xten Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Xten Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Xten Common Stock, except as otherwise provided in this Agreement or by law.

2.13 Distributions with Respect to Unsurrendered Xten Common Stock. No dividends or other distributions by Broad Scope with a record date after the Effective Time will be paid to the holder of any unsurrendered Xten Stock Certificate until the surrender of such Xten Stock

Certificate in accordance with Section 2.10 of this Agreement. Following surrender of any such Xten Stock Certificate, Broad Scope will pay to the holder of the Broad Scope Common Stock certificate issued in exchange for the Xten Stock Certificate, without interest: (I) at the time of such surrender, the amount of any dividends or other distributions with a record date after the Effective Time and paid before the time of such surrender with respect to such Broad Scope Common Stock which such holder is entitled pursuant to Section 2.9 of this Agreement and (ii) at the appropriate payment date, the amount of any dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Broad Scope Common Stock.

2.14 No Liability. Neither Broad Scope nor the Surviving Corporation will be liable to any person in respect of shares of Xten Common Stock, or dividends or distributions with respect thereto, pursuant to any applicable abandoned property, escheat or similar law. If any Xten Stock Certificate has not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Xten Stock Certificate, or any dividends or distributions payable to the holder of such Xten Stock Certificate would otherwise escheat to or become the property of any governmental body or authority), any such Broad Scope Common Stock, dividends or distributions in respect of such Broad Scope Stock Certificate will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled to such certificate.

2.15 Lost, Stolen or Destroyed Certificates. If any certificate representing Xten Common Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by Broad Scope, the posting by such person of a bond in such reasonable amount as Broad Scope may direct as indemnity against any claim that may be made against it with respect to such certificate, Broad Scope will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable Broad Scope Common Stock deliverable in respect thereof, pursuant to Section 2.9 of this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF XTEN and the PRINCIPAL SHAREHOLDER

Xten and the Principal Shareholder each jointly and severally represent and warrant to Broad Scope, and acknowledge that Broad Scope is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Broad Scope, as follows:

3.1 Organization and Good Standing. Xten is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Xten is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Xten taken as a whole.

3.2 Authority. Xten has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "Xten Merger Documents") to be signed by Xten and to perform its obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the Xten Merger Documents by Xten and the consummation of the Merger contemplated thereby have been duly authorized by Xten's Board of Directors. No other corporate or shareholder proceedings on the part of Xten is necessary to authorize such documents or to consummate the Merger contemplated thereby other than the approval by Xten's shareholders of the Merger. This Agreement has been, and the other Xten Merger Documents when executed and delivered by Xten as contemplated by this Agreement will be, duly executed and delivered by Xten and this Agreement is, and the other Xten Merger Documents when executed and delivered by Xten as contemplated hereby, will be valid and binding obligations of Xten enforceable in accordance with their respective terms except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

3.3 Capitalization of Xten. The entire authorized capital stock and other equity securities of Xten consist of 100,000,000 shares of Xten Common Stock, par value of $0.001 per share. There are 9,000,000 shares of Xten Common Stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Xten Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Xten to issue any additional shares of Xten Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Xten any shares of Xten Common Stock. There are no agreements purporting to restrict the transfer of the Xten Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Xten Common Stock.

3.4 Title to Xten Common Stock. Disclosure Schedule 3.4 contains a true and complete list of the holders of all issued and outstanding shares of Xten Common Stock (the "Xten Stockholders") including each holder's name, address, number of shares held and date of issuance.

3.5 No Subsidiaries. Xten does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Broad Scope.

3.6 Non-contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Merger, will:

(a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Xten under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Xten, or any of its respective property or assets;

(b) violate any provision of the articles or bylaws of Xten; or

(c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Xten or any of its respective property or assets.

3.7 Actions and Proceedings. There is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or to the best knowledge of Xten or the Principal Shareholder, threatened against or affecting Xten or which involves any of the business, or the properties or assets of Xten that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Xten taken as a whole (an "Xten Material Adverse Effect"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such an Xten Material Adverse Effect.

3.8 Compliance.

(a) Xten is in compliance with, are not in default or violation in any material respect under, and have not been charged with or received any notice at any time of any material violation by it of, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Xten;

(b) Xten is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute an Xten Material Adverse Effect;

(c) Other than U.S. tax returns for the year ended April 30, 2003, for which there are no taxes payable, Xten has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Xten, threatened, and none of them will be adversely affected by the consummation of the Merger contemplated hereby; and

(d) Xten has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Xten has not received any notice of any violation thereof, nor is Xten aware of any valid basis therefore.

3.9 Filings, Consents and Approvals. Other than the approval of holders owning a majority of the Xten Common Stock, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Xten of the Merger contemplated by this Agreement or to enable Broad Scope to continue to conduct Xten's business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

3.10 Financial Representations. Attached to this Agreement as Disclosure Schedule 3.10 are true, correct, and complete copies of audited balance sheets for Xten dated as of April 30, 2003 and the unaudited balance sheet for Xten dated as of January 31, 2004, together with related statements of income, cash flows, and changes in shareholder's equity for the fiscal year and the nine-month period then ended (collectively, the "Financial Statements"). The Financial Statements (a) are in accordance with the books and records of Xten, (b) present fairly the financial condition of Xten as of the respective dates indicated and the results of operations for such periods, and (c) have been prepared in accordance with GAAP. Xten has not received any advice or notification from its independent certified public accountants that Xten has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Financial Statements or the books and records of Xten, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Xten accurately and fairly reflect, in reasonable detail, the Merger, assets, and liabilities of Xten. Xten has not engaged in any transaction, maintained any bank account, or used any funds of Xten, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Xten.

3.11 Absence of Undisclosed Liabilities. Xten has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a) are not set forth in the Financial Statements or have not heretofore been paid or discharged;

(b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

(c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Financial Statements.

For purposes of this Agreement, the term "liabilities" includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

3.12 Tax Matters.

(a) As of the date hereof, (I) other than U.S. tax returns for the year ended April 30, 2003, for which there are no taxes payable, Xten has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and (ii) all such returns are true and correct in all material respects.

(b) Xten has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheet for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have an Xten Material Adverse Effect.

(c) Xten is not presently under and has not received notice of, any contemplated investigation or audit by the Canada Customs and Revenue Agency or the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

(d) All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

3.13 Absence of Changes. Since January 31, 2004 and except as set forth in the Financial Statements, Xten has not:

(a) incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b) sold, encumbered, assigned or transferred any fixed assets or properties which would have been included in the assets of Xten if the closing had been held on January 31, 2004 or on any date since then, except for ordinary course of business transactions consistent with past practice;

(c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Xten to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of business;

(e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f) suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

(g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $10,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

(j) other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

(k) changed any of the accounting principles followed or the methods of applying such principles;

(l) entered into any transaction other than in the ordinary course of business consistent with past practice; or

(m) agreed, whether in writing or orally, to do any of the foregoing.

3.14 Personal Property. Xten possesses all property and items necessary for the continued operation of the business of Xten as presently conducted and as represented to Broad Scope. All of such items are in good operating condition (normal wear and tear excepted), and are reasonably fit for the purposes for which such item is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Xten are owned by Xten free and clear of all liens, security interests, charges, encumbrances, and other adverse claims.

3.15 Insurance. The assets, properties and operations of Xten are insured under various policies of general liability and other forms of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Xten or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

3.16 Employees and Consultants. All employees and consultants of Xten have been paid all salaries, wages, income and any other sum due and owing to them by Xten as at the end of the most recent completed pay period. Xten is not aware of any labor conflict with any of Xten's employees that might reasonably be expected to have an Xten Material Adverse Effect. Except as disclosed in Disclosure Schedule 3.16, Xten has not entered into any written contracts of employment or consulting agreements. All amounts required to be withheld by Xten from employees salaries or wages and paid to any governmental or taxing authority have been so withheld and paid. No employee of Xten is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Xten or any other nature of the business conducted or to be conducted by Xten or the Surviving Corporation.

3.17 Intellectual Property.

(a) Intellectual Property Assets. Xten owns all intellectual property assets necessary for the operation of the business of Xten as it is currently conducted ("Intellectual Property Assets"), including:

(i) all functional business names, brand names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks");

(ii) all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, "Patents");

(iii) all copyrights in both published works and unpublished works (collectively, "Copyrights");

(iv) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings and blue prints owned, used or licensed by Xten as licensee or licensor (collectively, "Trade Secrets").

(b) Intellectual Property and Know-How Necessary for the Business. Xten is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets. All former and current employees and contractors of Xten have executed written contracts, agreements or other undertakings with Xten that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Xten. No employee, director, officer or shareholder of any of Xten owns directly or indirectly in whole or in part, any Intellectual Property Asset which Xten is presently using or which is necessary for the conduct of its business. To the best of Xten's and the Principal Shareholder's knowledge, no employee or contractor of Xten has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Xten.

(c) Patents. Xten is the owner of all right, title, and interest in and to each of the Patents, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling, due within ninety days after the Closing Date. No Patent has been or is now involved in any interference, reissue, re-examination, or opposition proceeding. To the best of Xten's and the Principal Shareholder's knowledge, there is no potentially interfering patent or patent application of any third party. To the best of Xten's and the Principal Shareholder's knowledge, no Patent is infringed or has been challenged or threatened in any way. To the best of Xten's and the Principal Shareholder's knowledge, none of the products manufactured and sold, nor any process or know-how used, by Xten infringes or is alleged to infringe any patent or other proprietary night of any other person or entity. All products made, used, or sold under the Patents have been marked with the proper patent notice.

(d) Trademarks. Xten is the owner of all right, title, and interest in and to each of the Marks, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. All Marks that have been registered with the United States Patent and Trademark Office or any other country's trademark registration office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications other than the post-registration filing of affidavits with respect to the "Xten" trademark registration), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Mark has been or is now involved in any opposition, invalidation, or cancellation and no such action is threatened with the respect to any of the Marks. To the best of Xten's and the Principal Shareholder's knowledge, there is no potentially interfering trademark or trademark application of any third party. To the best of Xten's and the Principal Shareholder's knowledge, no Mark is infringed or has been challenged or threatened in any way. To the best of Xten's and the Principal Shareholder's knowledge, none of the Marks used by Xten infringes or is alleged to infringe any trade name, trademark, or service mark of any third party. All products and materials containing a Mark bear the proper federal or other registration notice where permitted by law.

(e) Copyrights. Xten is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. To the best of Xten's and the Principal Shareholder's knowledge, no Copyright is infringed or has been challenged or threatened in any way. To the best of Xten's and the Principal Shareholder's knowledge, none of the subject matter of any of the Copyrights infringes or is alleged to infringe in any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

(f) Trade Secrets. Xten has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. Xten has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and to the best of Xten's and the Principal Shareholder's knowledge, have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Xten. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.18 Real Property. Xten does not own any real property. Each of the leases, subleases or other real property interests (collectively, the "Leases") to which Xten is a party or is bound is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Xten pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Xten has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.19 Material Contracts and Transactions. Each material contract, agreement, license, permit, arrangement, commitment, instrument, understanding or contract, whether written or oral, express or implied, contingent, fixed or otherwise, to which Xten is a party (each, a "Contract") is in full force and effect unless specified otherwise in the financial statements, and there exists no material breach or violation of or default by Xten under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Xten. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Merger contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.20 Certain Transactions. Other than certain debt in the approximate amount of $392,895 which is owed to certain Xten Shareholders and creditors of Xten, Xten is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses or children, in any amount whatsoever. Xten is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

3.21 No Brokers. Xten has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Merger contemplated by this Agreement for which Broad Scope would be responsible.

3.22 Completeness of Disclosure. No representation or warranty by Xten in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Broad Scope pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL SHAREHOLDER

The Principal Shareholder covenants with and represents and warrants to Broad Scope as follows, and acknowledges that Broad Scope is relying upon such covenants, representations and warranties in connection with the purchase by Broad Scope of the Xten Shares, as follows:

4.1 The Principal Shareholder is the legal and beneficial owner of the shares of Xten Common Stock set forth in Disclosure Schedule 3.4.

4.2 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Principal Shareholder of any of the Xten Shares held by the Principal Shareholder.

4.3 This Agreement has been duly authorized, validly executed and delivered by the Principal Shareholder.

4.4 The Principal Shareholder will vote all shares legally and beneficially owned by the Principal Shareholder in favour of the Merger and will otherwise use his best efforts to secure shareholder approval of the Merger by the shareholders of Xten.

4.5 The Principal Shareholder is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters such that he is capable of evaluating the merits and risks of the investment in the Broad Scope Common Stock.

4.6 The Principal Shareholder believes it has received all the information it considers necessary or appropriate for deciding whether to execute this Agreement, including a copy of the Broad Scope SEC Documents. The Principal Shareholder further represents that he has had an opportunity to ask questions and receive answers from Broad Scope regarding the terms and conditions of the Merger and the business, properties, prospects and financial condition of Broad Scope. The Principal Shareholder has had full opportunity to discuss this information with the Principal Shareholder's legal and financial advisers prior to execution of this Agreement.

4.7 The Principal Shareholder acknowledges that the Merger has not been reviewed by the SEC and that the shares of Broad Scope Common Stock will be issued pursuant to an exemption from registration under the Securities Act.

4.8 The Principal Shareholder understands that the shares of Broad Scope Common Stock he will be issued will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Principal

Shareholder represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.9 The Broad Scope Common Stock will be acquired by the Principal Shareholder for investment for the Principal Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Principal Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Principal Shareholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the shares of Broad Scope Common Stock to be issued on Closing.

5. REPRESENTATIONS AND WARRANTIES OF BROAD SCOPE

Broad Scope and the Subsidiary jointly and severally represent and warrant to Xten and the Principal Shareholder and acknowledge that Xten and the Principal Shareholder are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Xten, as follows:

5.1 Organization and Good Standing. Broad Scope Entertainment, Inc. (the "Operating Subsidiary") and the Subsidiary are each duly organized, validly existing and in good standing under the laws of Nevada and have all requisite corporate power and authority to own, lease and to carry on their respective business as now being conducted. Each of Broad Scope and the Operating Subsidiary is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Broad Scope. The Subsidiary has not carried on any business or acquired any assets or incurred any liabilities since its incorporation, other than by reason of execution of this Agreement.

5.2 Authority. Broad Scope and the Subsidiary have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "Broad Scope Merger Documents") to be signed by Broad Scope and the Subsidiary and to perform their obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the Broad Scope Merger Documents by Broad Scope and the Subsidiary and the consummation by Broad Scope and the Subsidiary of the Merger contemplated thereby have been duly authorized by their respective Board of Directors and no other corporate or shareholder proceedings on the part of Broad Scope and the Subsidiary is necessary to authorize such documents or to consummate the Merger contemplated thereby. This Agreement has been, and the other Broad Scope Merger Documents when executed and delivered by Broad Scope and the Subsidiary as contemplated by this Agreement will be, duly executed and delivered by Broad Scope and the Subsidiary and this Agreement is, and the other Broad Scope Merger Documents when executed and delivered by Broad Scope and the Subsidiary, as contemplated hereby will be, the valid and binding obligations of Broad Scope and the Subsidiary enforceable in accordance with their respective terms, except: (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

5.3 Capitalization of Broad Scope. The entire authorized capital stock and other equity securities of Broad Scope (the "Broad Scope Stock") consists of 415,384,500 shares of common stock, par value $0.001 (the "Broad Scope Common Stock"). There are 42,923,065 shares of Broad Scope common stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Broad Scope Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Broad Scope to issue any additional shares of Broad Scope Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Broad Scope any shares of Broad Scope Stock. There are no agreements purporting to restrict the transfer of the Broad Scope Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Broad Scope Stock.

5.4 Capitalization of the Subsidiary. The entire authorized capital stock and other equity securities of the Subsidiary (the "Subsidiary Stock") consists of 10,000,000 shares of common stock, par value $0.0001 (the "Subsidiary Common Stock"). There are 1,000 shares of Subsidiary Common Stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Subsidiary Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements or commitments obligating the Subsidiary to issue any additional shares of Subsidiary Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from the Subsidiary any shares of Subsidiary Common Stock. There are no agreements purporting to restrict the transfer of the Subsidiary Common Stock, no voting agreements, voting trusts or other arrangements restricting or affecting the voting of the Subsidiary Common Stock.

5.5 Validity of Broad Scope Common Stock Issuable upon the Merger. The shares of Broad Scope Common Stock to be issued to the Selling Shareholders upon consummation of the Merger in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

5.6 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Broad Scope, threatened against Broad Scope, the Operating Subsidiary or the Subsidiary which involves any of the business, or the properties or assets of Broad Scope, the Operating Subsidiary or the Subsidiary that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Broad Scope, the Operating Subsidiary or the Subsidiary taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

5.7 SEC Filings. Broad Scope has furnished or made available to Xten and the Principal Shareholder a true and complete copy of each report, schedule, registration statement and proxy statement filed by Broad Scope with the SEC since the inception of Broad Scope (as such documents have since the time of their filing been amended, the "Broad Scope SEC Documents"). Broad Scope has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, the Broad Scope SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Broad Scope SEC Documents.

5.8 Financial Representations. Included with the Broad Scope SEC Documents are true, correct, and complete copies of unaudited balance sheets for Broad Scope dated as of January 31, 2004 and audited balance for Broad Scope dated as of April 30, 2003, together with related statements of income, cash flows, and changes in shareholder's equity for the fiscal year then ended (collectively, the "Broad Scope Financial Statements"). The Broad Scope Financial Statements (a) are in accordance with the books and records of Broad Scope, (b) present fairly the financial condition of Broad Scope as of the respective dates indicated and the results of operations for such periods, and (c) have been prepared in accordance with GAAP. Broad Scope has not received any advice or notification from its independent certified public accountants that Broad Scope has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Broad Scope Financial Statements or the books and records of Broad Scope, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Broad Scope accurately and fairly reflect, in reasonable detail, the Merger, assets, and liabilities of Broad Scope. Broad Scope has not engaged in any transaction, maintained any bank account, or used any funds of Broad Scope, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Broad Scope. The Subsidiary has not carried on any business, entered into any agreements or incurred any liabilities since its incorporation, other than as expressly contemplated by this Agreement.

5.9 Absence of Undisclosed Liabilities. Neither Broad Scope nor the Operating Subsidiary has any liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a) are not set forth in the Broad Scope Financial Statements or have not heretofore been paid or discharged;

(b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

(c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Broad Scope Financial Statements.

For purposes of this Agreement, the term "liabilities" includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

5.10 Absence of Certain Changes or Events. Except as and to the extent disclosed in the Broad Scope SEC Documents, there has not been (a) a material adverse effect to the business, operations or financial conditions of Broad Scope, or (b) any significant change by Broad Scope in its accounting methods, principles or practices.

5.11 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Broad Scope and the Subsidiary of the Merger contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

5.12 Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Broad Scope, except as disclosed in the Broad Scope SEC Documents.

5.13 Employees and Consultants. Neither Broad Scope, the Operating Subsidiary nor the Subsidiary has any employees or consultants, except as disclosed in the Broad Scope SEC Documents.

5.14 Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Broad Scope, the Operating Subsidiary or the Subsidiary is a party except for this Agreement and except as disclosed in the Broad Scope SEC Documents.

5.15 No Brokers. Neither Broad Scope, the Operating Subsidiary nor the Subsidiary has incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Merger contemplated by this Agreement for which Broad Scope would be responsible.

5.16 Completeness of Disclosure. No representation or warranty by Broad Scope, the Operating Subsidiary or the Subsidiary in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Xten pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

6. CLOSING CONDITIONS

6.1 Conditions Precedent to Closing by Broad Scope. The obligation of Broad Scope and the Subsidiary to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless any such condition is waived by Broad Scope and the Subsidiary at the

Closing. The Closing of the Merger contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of Broad Scope and the Subsidiary and may be waived by Broad Scope and the Subsidiary in their discretion.

(a) Representations and Warranties. The representations and warranties of Xten and the Principal Shareholder set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Xten and the Principal Shareholder will have delivered to Broad Scope a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Xten and the Principal Shareholder in this Agreement are true and correct.

(b) Performance. All of the covenants and obligations that Xten and the Principal Shareholder are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c) Merger Documents. This Agreement and all other Xten Merger Documents necessary or reasonably required to consummate the Merger, all in form and substance reasonably satisfactory to Broad Scope, will have been executed and delivered to Broad Scope.

(d) Secretary's Certificate - Xten. Broad Scope will have received a certificate of the Secretary of Xten attaching (I) a copy of Xten's articles of incorporation and bylaws, as amended through the Closing Date; and (ii) copies of resolutions duly adopted by the Board of Directors of Xten and the Xten Stockholders approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby.

(e) Third Party Consents. Xten will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Broad Scope.

(f) No Material Adverse Change. No Xten Material Adverse Effect will have occurred since the date of this Agreement.

(g) No Action. No suit, action, or proceeding will be pending or threatened which would (I) prevent the consummation of any of the Merger contemplated by this Agreement, or (ii) cause the Merger to be rescinded following consummation.

(h) Outstanding Liabilities. Xten will have no more than $175,000 in outstanding liabilities, excluding the amounts referred to in Section 3.20 of this Agreement.

(i) Due Diligence Review. Broad Scope will be reasonably satisfied in all respects with their due diligence investigation and review of Xten.

(j) Compliance with Securities Laws. Broad Scope will have received evidence satisfactory to Broad Scope that all shares of Broad Scope Common Stock issuable in the Merger will be issuable without registration pursuant to the Securities Act in reliance on the exemptions from the registration requirements of the Securities Act provided by Rule 506 of Regulation D or in reliance on the safe harbor from the registration requirements of the Securities Act provided by Regulation S. In order to establish the availability of an exemption or safe harbor from the registration requirements of the Securities Act for each issuance of Broad Scope Common Stock to each shareholder of Xten, Xten will deliver to Broad Scope on Closing investment representation letters executed by each shareholder of Xten, other than Dissenting Shareholders as contemplated below:

(i) each shareholder of Xten who is not a U.S. Person and who otherwise satisfies the eligibility requirements for issuance of Broad Scope Common Stock in accordance with Rule 903 of Regulation S of the Securities Act will deliver the Regulation S Investment Letter in a form reasonably acceptable to legal counsel for Broad Scope and for Xten; and

(ii) each shareholder of Xten resident in the United States will deliver the Regulation D Investment Letter in a form reasonably acceptable to legal counsel for Broad Scope and for Xten.

6.2 Conditions Precedent to Closing by Xten. The obligation of Xten to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless such condition is waived by Xten at the Closing. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Xten and may be waived by Xten in its discretion.

(a) Representations and Warranties. The representations and warranties of Broad Scope and the Subsidiary set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Broad Scope and the Subsidiary will have delivered to Xten a certificate dated the Closing Date, to the effect that the representations and warranties made by Broad Scope and the Subsidiary in this Agreement are true and correct.

(b) Performance. All of the covenants and obligations that Broad Scope and the Subsidiary are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Broad Scope and the Subsidiary must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c) Merger Documents. This Agreement and all Broad Scope Merger Documents, all in form and substance reasonably satisfactory to Xten, will have been executed and delivered by Broad Scope and the Subsidiary.

(d) Secretary's Certificate - Broad Scope. Xten will have received a certificate of the Secretary of Broad Scope attaching (a) a copy of Broad Scope's certificate of incorporation, as amended through the Closing Date; (b) a true and correct copy of Broad Scope's bylaws, as amended; (c) copies of resolutions duly adopted by the Board of Directors of Broad Scope, approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (d) a certificate as to the incumbency and signatures of the officers of Broad Scope executing this Agreement and the Merger Documents executed by Broad Scope on the Closing Date as contemplated by this Agreement.

(e) Exercise of Appraisal Rights. The holders of no more than two (2%) percent of the issued and outstanding shares of Xten Common Stock will have exercised appraisal rights under Nevada Law as Dissenting Shareholders. Xten and Broad Scope will have resolved all matters of appraisal and payment under Nevada Law for each Dissenting Shareholder to Broad Scope's satisfaction.

(f) Financing. Xten will have received confirmation from Broad Scope that it has completed the Broad Scope Private Placement in the minimum amount required by this Agreement, provided that the Broad Scope Private Placement may close concurrently with the closing of the Merger.

(g) Third Party Consents. Broad Scope will have received duly executed copies of all third-party consents and approvals contemplated by the Merger documents, in form and substance reasonably satisfactory to Broad Scope.

(h) No Material Adverse. No event will have occurred since the date of this Agreement that has had a material adverse effect on the business, operations, assets, properties, prospects or conditions of Broad Scope and the Subsidiary taken as a whole.

(i) No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (I) prevent consummation of any of the Merger contemplated by this Agreement; or (ii) cause the Merger to be rescinded following consummation.

(j) Resignations. Xten will have received the undated written resignations of the board of Broad Scope, including Hon Kit Ng and Simon Au.

(k) Change in Directors. Xten will have received a signed resolution appointing Mark Bruk and Erik Lagerway to the board of Broad Scope and accepting the resignations of Hon Kit Ng and Simon Au from the board of Broad Scope.

(l) Surrender of Stock. The current directors of Broad Scope, namely Hon Kit Ng and Simon Au will have surrendered all 24,923,070 shares of Broad Scope Common Stock owned by these individuals to Broad Scope for cancellation without consideration.

7. ADDITIONAL COVENANTS OF THE PARTIES

7.1 Financing. Broad Scope agrees to use its best efforts to complete a private placement financing on the terms and conditions described in the private placement term sheet attached hereto as Schedule 7.1 (the "Broad Scope Private Placement"). The net proceeds of the Broad Scope Private Placement will be not less than $1,000,000. Broad Scope will complete the Broad Scope Private Placement on or before the Closing Date. The Broad Scope Private Placement may complete prior to or contemporaneously with the Closing and it may be a condition of the Broad Scope Private Placement that the Closing will occur contemporaneously with the closing of the Broad Scope Private Placement.

7.2 Conversion of Xten Debt. Broad Scope acknowledges and agrees that Xten is indebted (the "Debt") to the persons listed on Schedule 7.2 attached hereto. Subject to compliance with all applicable securities laws, Broad Scope agrees that on the Closing Date, it will enter into agreements with such persons to convert all of the Debt into Broad Scope Common Stock at the rate of one (1) share of Broad Scope Common Stock for each One Dollar ($1.00) of Debt.

7.3 Access and Investigation. Between the date of this Agreement and the Closing Date, Xten, on the one hand, and Broad Scope, on the other hand, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

7.4 Confidentiality. All information regarding the business of Xten including, without limitation, financial information that Xten provides to Broad Scope during Broad Scope's due diligence investigation of Xten will be kept in strict confidence by Broad Scope and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Broad Scope or disclosed to any third party (other than Broad Scope's professional accounting and legal advisors) without the prior written consent of Xten. If the Merger contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from Xten, Broad Scope will immediately return to Xten any information received regarding Xten's business. Likewise, all information regarding the business of Broad Scope including, without limitation, financial information that Broad Scope provides to Xten during its due diligence investigation of Broad Scope will be kept in strict confidence by Xten and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Xten or disclosed to any third party (other than Xten's professional accounting and legal advisors) without Broad Scope's prior written consent. If the Merger contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from Broad Scope, Xten will immediately return to Broad Scope (or as directed by Broad Scope) any information received regarding Broad Scope's business.

7.5 Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Disclosure Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

7.6 Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Xten will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Broad Scope) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Xten, or any merger, consolidation, business combination, or similar transaction.

7.7 Conduct of Xten Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Broad Scope otherwise consents in writing, Xten will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

7.8 Certain Acts Prohibited - Xten. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Xten will not, without the prior written consent of Broad Scope:

(a) amend its memorandum and articles, by-laws or other organizational documents;

(b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Xten;

(c) dispose of or contract to dispose of any Xten property or assets except in the ordinary course of business consistent with past practice;

(d) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of Xten Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e) not (I) declare, set aside or pay any dividends on, or make any other distributions in respect of the Xten Common Stock, or (ii) split, combine or reclassify any Xten Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Xten Common Stock; or

(f) not materially increase benefits or compensation expenses of Xten, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

7.9 Certain Acts Prohibited - Broad Scope. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Broad Scope will not, without the prior written consent of Xten:

(a) amend its certificate of incorporation, by-laws or other organizational documents;

(b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Broad Scope, except as disclosed in a Disclosure Schedule to this Agreement;

(c) dispose of or contract to dispose of any Broad Scope property or assets except in the ordinary course of business consistent with past practice;

(d) issue or sell shares of Broad Scope Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, other than in the Broad Scope Private Placement; or

(e) not (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Broad Scope Stock, or (ii) split, combine or reclassify any Broad Scope Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Broad Scope Stock.

7.10 Public Announcements. Broad Scope and Xten each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Merger contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

7.11 Broad Scope Board of Directors. Immediately upon the Closing, the current directors of Broad Scope will adopt resolutions appointing a new board of directors for Broad Scope consisting of two (2) members, consisting of Mark Bruk and Erik Lagerway, and will accept the resignations of Hon Kit Ng and Simon Au. Broad Scope will prepare and file a Schedule 14F information statement with the SEC as required under the Exchange Act in connection with the change of directors arising in connection with the completion of the Merger and the Xten Acquisition.

7.12 Broad Scope Name Change. Broad Scope agrees that it will change its corporate name to "Xten Networks Inc.", which name change will be effected either by (I) obtaining shareholder approval for such name change, or (ii) merging the Subsidiary into Broad Scope. If required by law, Broad Scope agrees to use its commercially reasonable efforts to seek such shareholder approval of the name change and to recommend to its shareholders that they approve the name change. If the Merger is not consummated for any reason, Broad Scope will not proceed with the change of its corporate name to "Xten Networks Inc." Xten acknowledges that completion of the name change is not a condition precedent to completion of the Merger.

8. CLOSING

8.1 Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Broad Scope or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may completed by the exchange of undertakings between the respective legal counsel for Xten, the Principal Shareholder and Broad Scope, provided such undertakings are satisfactory to each party's respective legal counsel.

8.2 Closing Deliveries of Xten and the Principal. At Closing, Xten and the Principal Shareholder will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Broad Scope:

(a) copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Xten evidencing approval of this Agreement and the Merger;

(b) the certificate and attached documents required by Section 6.1(d) of this Agreement;

(c) a certificate of an officer of Xten, dated as of Closing, certifying that (a) each covenant and obligation of Xten has been complied with, and (b) each representation, warranty and covenant of Xten is true and correct at the Closing as if made on and as of the Closing; and

(d) the Certificate of Merger duly executed by Xten and any other Xten Merger Documents, each duly executed by Xten, as required to give effect to the Merger.

8.3 Closing Deliveries of Broad Scope. At Closing, Broad Scope will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Xten:

(a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Broad Scope and the Subsidiary evidencing approval of this Agreement and the Merger;

(b) a certificate of an officer of Broad Scope, dated as of Closing, certifying that (a) each covenant and obligation of Broad Scope and the Subsidiary has been complied with, and (b) each representation, warranty and covenant of Broad Scope is true and correct at the Closing as if made on and as of the Closing;

(c) the certificate and attached documents required by Section 6.2(d) of this Agreement;

(d) evidence of the closing of the Broad Scope Private Placement, provided that such closing may be concurrent with the Closing;

(e) the Broad Scope Merger Documents, each duly executed by Broad Scope, as required to give effect to the Merger;

(f) the Certificate of Merger duly executed by the Subsidiary and any other Broad Scope Merger Documents, each duly executed by Broad Scope and the Subsidiary, as required to give effect to the Merger;

(g) the resignations required by Section 6.2(j) of this Agreement;

(h) the resolution required by Section 6.2(k) of this Agreement; and

(i) evidence of the surrender of stock as required by Section 6.2(l) of this Agreement.

9. TERMINATION

9.1 Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a) mutual agreement of Broad Scope, the Subsidiary and Xten;

(b) Broad Scope, if there has been a breach by Xten or the Principal Shareholder of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Xten or the Principal Shareholder that is not cured, to the reasonable satisfaction of Broad Scope, within ten business days after notice of such breach is given by Broad Scope (except that no cure period will be provided for a breach by Xten or the Principal Shareholder that by its nature cannot be cured);

(c) Xten, if there has been a breach by Broad Scope of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Broad Scope that is not cured by the breaching party, to the reasonable satisfaction of Xten, within ten business days after notice of such breach is given by Xten (except that no cure period will be provided for a breach by Broad Scope that by its nature cannot be cured);

(d) Broad Scope or Xten, if the Merger contemplated by this Agreement has not been consummated prior to May 1, 2004, unless the parties agree to extend such date; or

(e) Broad Scope or Xten if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Merger contemplated by this Agreement has become final and non-appealable.

9.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations

10. INDEMNIFICATION, REMEDIES, SURVIVAL

10.1 Certain Definitions. For the purposes of this Article 10, the terms "Loss" and "Losses" mean any and all demands, claims, actions or causes of action, assessments, losses, damages. liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Broad Scope or Xten including damages for lost profits or lost business opportunities.

10.2 Agreement of Xten to Indemnify. Xten and the Principal Shareholder will indemnify, defend, and hold harmless Broad Scope, its respective officers, directors, shareholders, employees and affiliates from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Broad Scope and the Subsidiary by reason of, resulting from, based upon or arising out of:

(a) the breach by Xten or the Principal Shareholder of any representation or warranty of Xten or the Principal Shareholder contained in or made pursuant to this Agreement, any Xten Merger Document or certificate or instrument delivered pursuant to this Agreement;

(b) the breach or partial breach by Xten or the Principal Shareholders of any covenant or agreement of Xten made in or pursuant to this Agreement, or any Xten Merger Document or other certificate or instrument delivered pursuant to this Agreement.

10.3 Agreement of Broad Scope to Indemnify. Broad Scope and the Subsidiary will indemnify, defend, and hold harmless Xten and the Principal Shareholder from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Xten and the Principal Shareholder by reason of, resulting from, based upon or arising out of:

(a) the breach by Broad Scope or the Subsidiary of any representation or warranty of Broad Scope or the Subsidiary contained in or made pursuant to this Agreement, any Broad Scope Merger Document or certificate or instrument delivered pursuant to this Agreement;

(b) the breach or partial breach by Broad Scope or the Subsidiary of any covenant or agreement of Broad Scope or the Subsidiary made in or pursuant to this Agreement, or any Broad Scope Merger Document or other certificate or instrument delivered pursuant to this Agreement.

11. MISCELLANEOUS PROVISIONS

11.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until six (6) months after the Closing Date.

11.2 Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

11.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

11.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Merger contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

11.5 Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Merger Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

11.6 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Bruk or Xten:

Xten Networks, Inc.
Suite 188 - 4664 Lougheed Highway
Burnaby, BC V5C 5T5
Attention: Mark Bruk
Telephone: 408.876.4346, ext. 4
Fax: 408.884.2455

With a copy (which will not constitute notice) to:

Gerald R. Tuskey
Personal Law Corporation
Suite 1000 - 409 Granville Street
Vancouver, BC V6C 1T2
Telephone: 604.681.9588
Fax: 604.688.4933

If to Broad Scope:

Broad Scope Enterprises, Inc.
307, 2185 West 8th Avenue
Vancouver, BC V6K 2A5
Attention: Hon Kit Ng, President
Telephone: 604.682.5654

With a copy (which will not constitute notice) to:

Clark, Wilson
Barristers and Solicitors
800 - 885 West Georgia Street
Vancouver, BC V6C 3H1
Attention: Virgil Z. Hlus
Telephone: 604.687.5700
Fax: 604.687.6314

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

11.7 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

11.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

11.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

11.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia applicable to contracts made and to be performed therein.

11.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

11.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

11.13 Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

11.14 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

EXECUTED by Mark Bruk in the presence of:

/s/ Gerard R. Tuskey
Signature
Gerarld R. Tuskey Personal Law Corporation
Print Name
Suite 1000-409 Granville Street
Address
Vancouver, BC V6C 1T2 CANADA

Occupation

) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Mark Bruk MARK BRUK

XTEN NETWORKS, INC.

Per: /s/ Erik Lagerway
Authorized Signatory
Name:
Title:

BROAD SCOPE ENTERPRISES, INC.

Per: /s/ Hon Kit Ng
Authorized Signatory
Name: Hon Kit Ng
Title: President

BROAD SCOPE ACQUISITION CORP.

Per: /s/ Hon Kit Ng
Authorized Signatory
Name: Hon Kit Ng
Title: President

DISCLOSURE SCHEDULE 2.2
TO THE AGREEMENT AND PLAN OF MERGER
AMONG MARK BRUK, XTEN NETWORKS, INC.
AND BROAD SCOPE ENTERPRISES, INC.

Certificate of Merger

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz	FILED #C8749-04 APR 27 2004 IN THE OFFICE OF DEAN HELLER, SECRETARY OF STATE

Articles of Merger (PURSUANT TO NRS 92A.200 Page 1

Important: Read attached instructions before completing form

(Pursuant to Nevada Revised Statutes 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach 8 1/2" x 11" blank sheet containing the required information for each additional entity.

XTEN NETWORKS, INC. Name of merging entity
NEVADA Jurisdiction	CORPORATION Entity type*
_____________________________ Name of merging entity
_____________________________ Jurisdiction	_____________________________ Entity type*
_____________________________ Name of merging entity
_____________________________ Jurisdiction	_____________________________ Entity type*
_____________________________ Name of merging entity
_____________________________ Jurisdiction	_____________________________ Entity type*
_____________________________ Name of merging entity
_____________________________ Jurisdiction	_____________________________ Entity type*
and, BROAD SCOPE ACQUISITION CORP. Name of merging entity
NEVADA Jurisdiction	CORPORATION Entity type*

* Corporation, non-profit corporation, limited partnership, limited liability company or business trust.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200 Page 2

Important: Read attached instructions before completing form

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor of the merger - NRS 92A.1 90):

Attn: _________________________

c/o: __________________________

3) (Choose one)

[ X ] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

[ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

and, or;

_____________________________
Name of surviving entity, if applicable

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200 Page 3

Important: Read attached instructions before completing form

(b) The plan was approved by the required consent of the owners of*:

XTEN NETWORKS, INC.
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

and, or:

BROAD SCOPE ACQUISITION CORP.
Name of surviving entity, if applicable

*unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200 Page 4

Important: Read attached instructions before completing form

(c) Approval of plan of merger for Nevada non-profit corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

and, or:

_____________________________
Name of surviving entity, if applicable

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200 Page 5

Important: Read attached instructions before completing form

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

ARTICLE ONE OF THE ARTICLES OF BROAD SCOPE ACQUISITION CORP. IS HEREBY AMENDED TO CHANGE THE NAME OF BROAD SCOPE ACQUISITION CORP. TO "XTEN NETWORKS, INC."

6) Location of Plan of Merger (check a or b):

[ ] (a) The entire plan of merger is attached;

or,

[ X ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**: 4/30/04

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated", accordingly. The form to accompany the restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.190 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200 Page 6

Important: Read attached instructions before completing form

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partnerships of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

XTEN NETWORKS, INC. Name of merging entity
/s/ Mark Bruk Signature	CEO, Secretary & Treasurer Title	April 27, 2004 Date
_____________________________ Name of merging entity
_____________________________ Signature	_____________________ Title	__________________ Date
_____________________________ Name of merging entity
_____________________________ Signature	_____________________ Title	__________________ Date
_____________________________ Name of merging entity
_____________________________ Signature	_____________________ Title	__________________ Date
BROAD SCOPE ACQUISITION CORP. Name of merging entity
/s/ Hon Kit Ng Signature	CEO, Secretary & Treasurer Title	April 27, 2004 Date

DISCLOSURE SCHEDULE 2.10
TO THE AGREEMENT AND PLAN OF MERGER
AMONG MARK BRUK, XTEN NETWORKS, INC.
AND BROAD SCOPE ENTERPRISES, INC.

Certificate of Non-U.S. Shareholder and Certificate of U.S. Shareholder

CERTIFICATE OF NON-U.S. SHAREHOLDER

OF

BROAD SCOPE ENTERPRISES, INC.

In connection with the issuance of common stock ("Pubco Common Stock") of Broad Scope Enterprises, Inc., a Nevada corporation ("Pubco"), to the undersigned, pursuant to that certain Agreement and Plan of Merger dated April _______, 2004 among Pubco, Mark Bruk, Xten Networks, Inc., a Nevada corporation (the "Target") and Broad Scope Acquisition Corp., the undersigned hereby agrees, represents and warrants that he, she or it:

1. is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. was outside the U.S. when the shareholders of the Target approved of the Merger (as such is defined in the Agreement and Plan of Merger);

3. the Pubco Common Stock is not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

4. acknowledges and agrees not to engage in hedging transactions with regard to the Pubco Common Stock prior to the expiration of the one (1) year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the U.S. Securities Act;

5. acknowledges and agrees that Pubco shall refuse to register any transfer of the Pubco Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

6. understands and agrees that the Pubco Common Stock will bear the following legends:

"NONE OF THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

________________________      Date:_____, 2004
Signature

________________________
Print Name

________________________
Title (if applicable)

________________________
Address

________________________

CERTIFICATE OF U.S. SHAREHOLDER

OF

BROAD SCOPE ENTERPRISES, INC.

In connection with the issuance of common stock ("Pubco Common Stock") of Broad Scope Enterprises, Inc., a Nevada corporation ("Pubco"), to the undersigned, pursuant to that certain Agreement and Plan of Merger dated April

_______

, 2004 among Pubco, Mark Bruk, Xten Networks, Inc., a Nevada corporation (the "Target") and Broad Scope Acquisition Corp., the undersigned hereby agrees, represents and warrants that he, she or it:

1. Acquired Entirely for Own Account.

The undersigned represents and warrants that he, she or it is acquiring the Pubco Common Stock solely for the undersigned's own account for investment and not with a view to or for sale or distribution of the Pubco Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Pubco Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Pubco Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned's account only, and neither in whole nor in part for any other person or entity.

2. Information Concerning Pubco.

The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Pubco Common Stock, including but not limited to Pubco's Form SB-2 and other reports filed with the U.S. Securities and Exchange Commission, and the documents and materials included therewith, which includes a description of the risks inherent in an investment in Pubco (as such term is defined in the Agreement and Plan of Merger) (the "Disclosure Documents"). The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Pubco in response to all inquiries in respect thereof.

3. Economic Risk and Suitability.

The undersigned represents and warrants as follows:

(a) the undersigned realizes that the Pubco Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned's financial condition, to hold the Pubco Common Stock for an indefinite period of time;

(b) the undersigned recognizes that there is no assurance of future profitable operations and that investment in Pubco involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Pubco Common Stock;

(c) the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax and financial advisors the suitability of an investment in Pubco for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned's advisors have determined that the Pubco Common Stock is a suitable investment for the undersigned;

(d) the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Pubco Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Pubco Common Stock;

(e) the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Pubco Common Stock, or has a pre-existing personal or business relationship with Pubco or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Pubco or such other person;

(f) the undersigned has carefully read the Disclosure Documents and Pubco has made available to the undersigned or the undersigned's advisors all information and documents requested by the undersigned relating to investment in the Pubco Common Stock, and has provided answers to the undersigned's satisfaction to all of the undersigned's questions concerning Pubco;

(g) if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Pubco Common Stock (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

(h) the undersigned understands that neither Pubco nor any of its officers or directors has any obligation to register the Pubco Common Stock under any federal or other applicable securities act or law;

(i) the undersigned has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Pubco Common Stock and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the undersigned in respect thereto;

(j) all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Pubco Common Stock, he, she or it will immediately provide such information to Pubco;

(k) the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Pubco Common Stock; and

(l) the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

4. Restricted Securities.

The undersigned acknowledges that Pubco has hereby disclosed to the undersigned in writing:

(a) the Pubco Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b) Pubco will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5. Legends.

The undersigned agrees that the Pubco Common Stock will bear the following legends:

"THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

6. Suitable Investor.

In order to establish the qualification of the undersigned to acquire the Pubco Common Stock, the information requested in either subsection 6(a) or (b) below must be supplied.

(a) The undersigned is an "accredited investor," as defined in Securities and Exchange Commission (the "SEC") Rule 501. An "accredited investor" is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

_____ Category 1. A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____ Category 2. A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____ Category 3. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____ Category 4. An insurance company as defined in Section 2(13) of the Securities Act; or

_____ Category 5. An investment company registered under the Investment Company Act of 1940; or

_____ Category 6. A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

_____ Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

_____ Category 8. A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

_____ Category 9. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____ Category 10. A private business development company as defined in Section 202(a) (22) or the Investment Advisers Act of 1940; or

_____ Category 11. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

_____ Category 12. A director or executive officer of Pubco; or

_____ Category 13. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds $1,000,000; or

_____ Category 14. A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____ Category 15. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

_____ Category 16. An entity in which all of the equity owners are accredited investors.

(b) The undersigned is not an accredited investor and meets the requirements set forth below. PLEASE INDICATE THAT YOU, THE UNDERSIGNED, SATISFY THESE REQUIREMENTS BY PLACING AN "X" ON THE LINE BELOW.

_____ The undersigned, either alone or with the undersigned's representative, has such knowledge, skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits and risks of an investment in the Pubco Common Stock. To the extent necessary, the undersigned has retained, at the undersigned's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of owning the Pubco Common Stock. In addition, the amount of the undersigned's investment in the Pubco Common Stock does not exceed ten percent (10%) of the undersigned's net worth. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with acquiring the Pubco Common Stock.

7. Understandings.

The undersigned understands, acknowledges and agrees that:

(a) no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Pubco Common Stock;

(b) this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

(c) the Pubco Common Stock is "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Pubco Common Stock. It is understood that in order not to jeopardize this offering's exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

(d) the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Pubco Common Stock is acquired as if made on and as of such date; and

(e) THE PUBCO COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

__________________________     Date:__________________, 2004
Signature

_________________________
Print Name

__________________________
Title (if applicable)

__________________________
Address

__________________________

DISCLOSURE SCHEDULE 3.4
TO THE AGREEMENT AND PLAN OF MERGER
AMONG MARK BRUK, XTEN NETWORKS, INC.
AND BROAD SCOPE ENTERPRISES, INC.

Xten Shareholders

XTEN SHAREHOLDER LIST

Number of Shareholders - 22

Common Shares Outstanding - 9,000,000

Mark Bruk (US Citizen)	t. 604.729.7424	2,717,900
Suite 302, 738 Broughton Street, Vancouver, British Columbia, Canada V6G 3A7

Erik Lagerway	t. 604.451.3340	2,717,900
3916 Rumble Street, Coquitlam, British Columbia, Canada V5J 1Z5

Steven Bruk	t. 604.926.0640	772,900
3790 Southridge Avenue, West Vancouver, BC, Canada V7V 2J2

Karen Bruk	t. 604.926.0640	740,000
3790 Southridge Avenue, West Vancouver, BC, Canada V7V 2J2

John Bruk	t. 250.656.7701	540,000
1850 Lands End Road, Sidney, BC, Canada V8L 5J2

Bruce Bruk	t. +852.9860.6254	740,000
4/F, 148A Austin Road, Tsim Sha Tsui, Kowloon, Hong Kong

Joe DeVries	t. 604.671.5530	8,000
173 Woodland Drive, Delta, BC, Canada V4L 2H7

Paul Callihoo	t. +66.2.253.3956	70,000
141-6200 McKay Avenue, Unit #420, Burnaby, BC, Canada V5H 4M9

Robin Raymond	t. 604.468.1160	200,200
2360 Atkins Avenue, Port Coquitlam, British Columbia, Canada V3C 1Y8

Mike Dehn	t. 867.667.7890	2,000
Box 10381, Whitehorse, Yukon Territories Y1A 7A1

Ted Lagerway	100,000
PO Box 382, Cranbrook, British Columbia, Canada V1C 4H9

Alex Curylo	t. 604.318.8524	62,500
#1104 - 1189 Howe Street, Vancouver, British Columbia, Canada V6Z 2X4

Jeff Giddens	t. 604.831.3323	25,000
1912 Edinburgh Street, New Westminster, British Columbia, Canada V3M 2X5

Jeff Hay-Roe	t. 604.885.5912	62,500
6350 Sunshine Coast Highway, Sechelt, British Columbia, Canada V0N 3A7

Marty Hofmeister	t. 604.521.9594	12,500
#206 - 57 Agnes Street, New Westminster, British Columbia, Canada V3L 1E2

Chris Bond	t. 604.	5,000
1372 Mary Hill Lane, Port Coquitlam, British Columbia, Canada V3C 4C3

Clifford Vines (US Citizen)	20,000
1749 Verbena Street, Washington, DC, USA 20012

Jeff Pulver (US Citizen)	t. 631.961.8950	43,600
Suite 225, 115 Broadhollow Road, Melville, New York, USA 11747

Michael Robertson (US Citizen)	t. 858.587.6700	45,000
9333 Genesee Avenue, 3rd Floor, San Diego, California, USA 92121

Ted Griggs (US Citizen)	t. 408.861.1000	45,000
695 Campbell Technology Parkway, Campbell, California, USA 95008

Alan Duric	t. +47.2154.0255	25,000
Stortingsgaten 8, N-0161 Oslo, Norway

Vonage Holdings Corp (US Co.)	t. 732.528.2601	45,000
2147 Lincoln Highway, Edison, New Jersey, United States of America 08817

DISCLOSURE SCHEDULE 3.10
TO THE AGREEMENT AND PLAN OF MERGER
AMONG MARK BRUK, XTEN NETWORKS, INC.
AND BROAD SCOPE ENTERPRISES, INC.

Financial Statements

DISCLOSURE SCHEDULE 3.16
TO THE AGREEMENT AND PLAN OF MERGER
AMONG MARK BRUK, XTEN NETWORKS, INC.
AND BROAD SCOPE ENTERPRISES, INC.

Employees and Consultants of Xten

Name	Address	Date of Hire	Title/Position	Monthly Compensation (US$)	Benefits	Vehicle Expense
Mark Bruk	Suite 302 - 738 Broughton St. Vancouver, BC V6G 3A7	11/01/2002	CEO, Secretary & Treasurer	$6,250	N/A	N/A

DISCLOSURE SCHEDULE 7.1
TO THE AGREEMENT AND PLAN OF MERGER
AMONG MARK BRUK, XTEN NETWORKS, INC.
AND BROAD SCOPE ENTERPRISES, INC.

Private Placement Term Sheet

BROAD SCOPE ENTERPRISES, INC.

TERM SHEET

US$2,000,000 Private Placement

Issuer:	Broad Scope Enterprises, Inc. (the "Company")
Offering:

Private placement (the "Private Placement") of 2,000,000 units (the "Units") at a price of US$1.00 per Unit, each Unit being comprised of one share of common stock (the "Shares") and one-half of one share purchase warrant (the "Warrants").

Offering Size:	US$2,000,000
Share Purchase Warrants :	Each whole Warrant will entitle the holder to purchase one additional Share at a price of US$2.00 for a period of one year from the Closing Date.
Exemption from Registration:	The Units will be offered pursuant to the exemption from registration provided by Rule 903 of Regulation S of the Securities Act of 1933 (the "1933 Act").
Who May Invest:	The Offering will be limited to persons who are not "U.S. Persons", as that term is defined in Rule 902 of Regulation S of the 1933 Act.
Registration Rights:

The Company will undertake upon demand of the investors to register the resale of the Shares and the shares of the Company's common stock issuable upon exercise of the Warrants (the "Warrant Shares") by filing an appropriate registration statement with the Securities and Exchange Commission (the "SEC") (the "Registration Statement") under the 1933 Act. The investors will be entitled to demand that the Company prepare and file the Registration Statement at any time after the Company raises $2,500,000. The investors will pay for the cost of preparing and filing the Registration Statement and maintaining the Registration Statement effective, as such Registration Statement is being prepared and filed and is required to be maintained effective. The Registration Statement will be kept effective until such time as all Shares and Warrant Shares may be sold pursuant to Rule 144. The Company will undertake to file the Registration Statement with the SEC within thirty days of demand. The Company will use its best efforts to ensure the effectiveness of the Registration Statement within 120 days of filing with the SEC.

Conditions of Closing:

The closing of the Offering will be subject to the closing of the merger of the Company and Broad Scope Acquisition Corp. (the "Merger"), which closings may take place contemporaneously with the closing of the Offering.

Use of Proceeds:	The gross proceeds of the offering shall be used to fund the business of Xten Networks, Inc.
Minimum Subscription:	None.
Public Market:	The Shares are quoted on the OTC Bulletin Board.
Expenses:

The Company will pay all reasonable expenses and fees incurred in connection with the Offering, other than any costs associated with the preparation and filing of the Registration Statement and maintaining the Registration Statement effective, as such Registration Statement is being prepared and filed and is required to be maintained effective, which costs will be paid for by the investors.

Additional Conditions:

Execution and delivery of standard documentation including subscription agreements containing normal representations and warranties, covenants, and other provisions, and compliance with all applicable legal and regulatory requirements.

Closing Date:	Concurrent with the closing of the Merger.

DISCLOSURE SCHEDULE 7.2
TO THE AGREEMENT AND PLAN OF MERGER
AMONG MARK BRUK, XTEN NETWORKS, INC.
AND BROAD SCOPE ENTERPRISES, INC.

Conversion of Xten Debt

Name of Creditor	Amount of Indebtedness	Number of Shares of Broad Scope Common Stock to be Issued
Chris Cooper	$10,000	10,000
Chris Wright	$10,000	10,000
Karen Bruk	$5,000	5,000
Steven Bruk	$265,000	265,000